UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

April 14, 2020

(Date of earliest event reported)

CONSOLIDATED WATER CO. LTD.

(Exact Name of Registrant as Specified in Charter)

Cayman Islands, B.W.I.	0-25248	98-0619652
(State or Other Jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

Regatta Office Park

Windward Three, 4th Floor

West Bay Road, P.O. Box 1114

Grand Cayman, KY1-1102

Cayman Islands

(Address of Principal Executive Offices)

(345) 945-4277

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.60 par value	CWCO	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08	Shareholder Director Nominations.

To the extent applicable, the information in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.08.

Item 8.01	Other Events.

On March 16, 2020, Consolidated Water Co. Ltd. (the “Company”) announced that its annual meeting of shareholders would be held on May 19, 2020 at 3:00 p.m. local time at The Westin Grand Cayman Seven Mile Beach Resort & Spa in Grand Cayman and that holders of record of the Company's stock as of March 17, 2020 would be entitled to vote at the meeting. Due to public health concerns and travel restrictions relating to the novel coronavirus (COVID-19) pandemic and a desire to continue to encourage and facilitate shareholder engagement, the Company’s Board of Directors (the “Board”) has determined to change the date of the shareholder meeting.

The Board has established Monday, August 17, 2020 as the new date of the Company’s 2020 Annual Meeting of Shareholders (the “2020 Annual Meeting”). Because the date of the 2020 Annual Meeting has advanced by more than 30 days from the anniversary date of the Company’s 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”), in accordance with Rule 14a−5(f) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company is informing shareholders of such change.

Shareholders of record at the close of business on June 15, 2020 will be entitled to vote at the 2020 Annual Meeting. The time and location of the 2020 Annual Meeting will be as set forth in the Company’s proxy statement for the 2020 Annual Meeting. Because the date of the 2020 Annual Meeting has been changed by more than 30 days from the anniversary of the 2019 Annual Meeting, a new deadline has been set for submission of proposals by shareholders of the Company intended to be included in the Company’s proxy statement and form of proxy for the 2020 Annual Meeting.

Shareholder proposals intended to be presented under Rule 14a-8 of the Exchange Act for inclusion in the Company’s proxy statement and accompanying proxy for the 2020 Annual Meeting must be received by the Secretary of the Company, at Consolidated Water Co. Ltd., Regatta Office Park, Windward Three, 4th Floor, West Bay Road, P.O. Box 1114, Grand Cayman, KY1-1102, Cayman Islands, on or before the close of business on June 24, 2020, which the Company has determined to be a reasonable time before it expects to begin to print and send its proxy materials. Any such proposal must also meet the requirements set forth in the rules and regulations of the Securities and Exchange Commission in order to be eligible for inclusion in the proxy materials for the 2020 Annual Meeting. The June 24, 2020 deadline also will apply in determining whether notice of a shareholder proposal is timely for purposes of exercising discretionary voting authority with respect to proxies under Rule 14a-4(c) of the Exchange Act.

In addition, shareholders of the Company who wish to bring business before the 2020 Annual Meeting outside of Rule 14a-8 of the Exchange Act or to nominate a person for election as a director must ensure that written notice of such proposal is received by the Company’s Secretary at the address specified above no later than the close of business on June 24, 2020. Any such proposal must meet the requirements set forth in the Company’s Articles of Association in order to be brought before the 2020 Annual Meeting. To recommend a prospective nominee for consideration by the Company’s Nominations and Corporate Governance Committee, a shareholder also must submit the candidate’s name and qualifications in writing to the Secretary of the Company at the address specified above no later than the specified deadline.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONSOLIDATED WATER CO. LTD.

By:	/s/ David W. Sasnett
Name:	David W. Sasnett
Title:	Executive Vice President & Chief Financial Officer

Date: April 16, 2020

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